UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 9, 2005
                Date of Report (Date of earliest event reported)

                              FORTUNA GAMING CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

                    NEVADA                                98-0389183
                    ------                                ----------
(State or other jurisdiction of incorporation or       (I.R.S. Employer
                 organization)                         Identification No.)


   Suite 302-850 West Hastings Street,
   Vancouver, British Columbia, Canada                      V6C 1E1
   -----------------------------------                      -------
 (Address of principal executive offices)                  (Zip Code)

                                  604-685-7552
                                  ------------
                            Issuer's telephone number


                             MoneyFlow Capital Corp.
                             ----------------------
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a -12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Jane Clark has resigned as the President of the Company. Douglas Waugh has been appointed President of the Company in his stead and has been appointed as a Director of the Company.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FORTUNA GAMING CORP.


Date: August 8, 2005                     By:  /s/  John Briner
                                              ----------------
                                              Director